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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 27, 2001

                                  Genesco Inc.
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               (Exact Name of Registrant as Specified in Charter)

           Tennessee                     1-3083                   0211340
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
         Incorporation)                                      Identification No.)


              1415 Murfreesboro Road
               Nashville, Tennessee                              37217-2895
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      (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (615) 367-7000
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          (Former name or former address, if changed since last report)


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Item 9.     Regulation FD Disclosure.

        Genesco Inc. intends to hold its annual meeting of shareholders at 10:00 a.m. Central Daylight Time on Wednesday, June 27, 2001. The meeting agenda includes a presentation by Ben T. Harris, the chairman and chief executive officer, and Hal N. Pennington, the president and chief operating officer of the Company and the opportunity for shareholders attending the meeting in person to ask questions. The meeting will be broadcast live on the Internet. The webcast may be accessed through www.genesco.com.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                      Genesco Inc.


                                      By:    /s/ Roger G. Sisson
                                      Name:  Roger G. Sisson
                                      Title: Secretary and General Counsel


Date: June 25, 2001


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